UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4429

Dreyfus U. S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/13

FORM N-CSR

Item 1.                         Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Long Term Fund, covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved to be challenging for the U.S. bond market. Accelerating economic growth and anticipation of a more moderately accommodative monetary policy took their toll on bond prices even as stocks climbed to new record highs. As a result, intermediate- and long-term U.S. government securities rose in value over the past year, pushing the yield on 10-year U.S.Treasury securities above 3% for the first time in more than two years. Corporate-backed bonds generally fared better, as they tended to respond more to their issuers’ underlying credit quality than to changing interest rates.

We remain somewhat cautious regarding the U.S. bond market’s prospects in 2014. We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and short-term interest rates remain near historical lows, which could push long-term interest rates higher. However, our fixed-income investment teams have continued to identify pockets of perceived opportunity in the bond market, which suggests that a highly selective approach could produce more favorable results for income-oriented investors in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus U.S.Treasury LongTerm Fund achieved a total return of –13.18%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury Long-Term Index, achieved a total return of –12.44% for the same period.2

Longer-maturity U.S.Treasury securities lost value in 2013 as long-term interest rates climbed in response to a sustained economic recovery and anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The fund underperformed its benchmark due to the need to sell securities at low prices to satisfy redemption requests.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests 80% of its net assets in U.S. Treasury securities.The fund invests in U.S.Treasury bills, notes, bonds, and other securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity of 10 years or more, which can result in significant risk of principal decline if interest rates rise sharply.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Rising Long-Term Interest Rates Roiled Bond Market

The reporting period began with yields of U.S. Treasury securities under 2% due to sluggish economic growth and the Fed’s aggressively accommodative monetary policy. However, bond market volatility soon increased as employment and housing market trends strengthened. Consequently, long-term interest rates moved higher during the first quarter of 2013, and longer-maturity U.S.Treasury securities suffered price declines.

Worries about higher interest rates intensified in late May, when remarks by Fed Chairman Ben Bernanke were interpreted as a signal that U.S. monetary policymakers would soon back away from quantitative easing. As a result, prices of long-term U.S. Treasury securities fell sharply in June. After stabilizing over the summer, the market rallied in September when the Fed unexpectedly refrained from tapering its quantitative easing program.Treasuries also gained value in October when a 16-day U.S. government shutdown prompted investors to reduce their economic expectations. However, new releases of robust economic data sparked renewed volatility in November and December. In addition, the Fed implemented a modest reduction in its bond purchasing program at its December meeting. As a result, yields of 10-year U.S. Treasury securities ended the year above 3%.

These developments had a far greater impact on long-term Treasuries than on their shorter term counterparts, as short-term yields remained anchored by an unchanged federal funds rate between 0% and 0.25%.

Fund Strategies Generally Proved Effective

In this challenging environment, we initially set the fund’s average duration in a range we considered shorter than market averages, and we maintained underweighted exposure to securities with 30-year maturities.This defensive posture helped the fund avoid the full brunt of market volatility from the start of the reporting period through the spring. After the Fed’s tapering comments sent rates sharply higher, we adjusted the fund’s average duration to a market-neutral position. However, our positioning along the market’s maturity spectrum continued to cushion the impact of rising long-term interest rates over the second half of the year.

The fund also benefited from tactical trades of Treasury Inflation Protected Securities (“TIPS”). We established a position in TIPS during the summer, when fundamental and technical influences left them undervalued. TIPS subsequently rebounded, and we sold the fund’s position at a profit in the fall.

The benefits of these strategies were offset by the need to sell securities at low prices when investors redeemed their fund shares in order to redeploy their assets to other asset classes in the recovering economy.

At times during 2013, we employed put and call options to manage interest-rate risks and enhance returns.

A Modestly Defensive Investment Posture

We currently expect U.S. economic growth to accelerate moderately and inflation to remain subdued in 2014. Although some of the economy’s future gains already appear to be reflected in long-term interest rates, we expect rates to drift somewhat higher as economic headwinds wane. Consequently, as of the year-end, we set the fund’s average duration in a position that is mildly shorter than market averages. In our view, this is a prudent strategy as the U.S. economic recovery moves to the next phase of its cycle.

January 15, 2014

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s performance would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1	Year	5 Years	10 Years
Fund	–13.18%		1.82%	5.02%
BofA Merrill Lynch Governments,
U.S. Treasury Long-Term Index	–12.44%		2.18%	5.93%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Long Term Fund on 12/31/03 to a
$10,000 investment made in the BofA Merrill Lynch Governments, U.S.Treasury Long-Term Index (the “Index”) on
that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Long Term Fund from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

Expenses paid per $1,000†	$3.19
Ending value (after expenses)	$945.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

Expenses paid per $1,000†	$3.31
Ending value (after expenses)	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2013

	Coupon	Maturity	Principal
Bonds and Notes—99.0%	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies—7.6%
Federal Home Loan Mortgage Corp.,
Notes	0.00	3/15/31	7,300,000	[a,b]	3,260,457
Tennessee Valley Authority,
Sr. Unscd. Notes	3.50	12/15/42	1,000,000		791,638
					4,052,095
U.S. Treasury Bonds—91.4%
2.88%, 5/15/43			5,490,000		4,450,759
3.13%, 11/15/41			5,950,000		5,141,169
3.50%, 2/15/39			5,090,000		4,794,938
3.88%, 8/15/40			7,030,000		7,034,394
4.25%, 5/15/39			3,265,000		3,482,837
4.38%, 11/15/39			3,595,000		3,908,157
4.50%, 8/15/39			1,835,000		2,034,842
4.63%, 2/15/40			3,560,000		4,021,689
5.00%, 5/15/37			2,865,000		3,410,244
5.25%, 11/15/28			900,000		1,083,938
5.25%, 2/15/29			1,600,000		1,926,626
5.50%, 8/15/28			1,375,000		1,695,440
6.13%, 11/15/27			2,420,000		3,149,971
6.50%, 11/15/26			1,465,000		1,957,378
7.50%, 11/15/24			240,000		339,169
					48,431,551
Total Bonds and Notes
(cost $55,176,846)					52,483,646

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $212,122)	212,122 [c]	212,122

Total Investments (cost $55,388,968)	99.4%	52,695,768
Cash and Receivables (Net)	.6%	313,719
Net Assets	100.0%	53,009,487

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	99.0	Money Market Investment	.4
			99.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	55,176,846	52,483,646
Affiliated issuers	212,122	212,122
Cash		4,446
Dividends and interest receivable		467,265
Receivable for shares of Beneficial Interest subscribed		7,584
Prepaid expenses		10,505
		53,185,568
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		20,214
Payable for investment securities purchased		82,038
Payable for shares of Beneficial Interest redeemed		40,067
Accrued expenses		33,762
		176,081
Net Assets ($)		53,009,487
Composition of Net Assets ($):
Paid-in capital		59,544,126
Accumulated undistributed investment income—net		125,170
Accumulated net realized gain (loss) on investments		(3,966,609)
Accumulated net unrealized appreciation
(depreciation) on investments		(2,693,200)
Net Assets ($)		53,009,487
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		3,164,792
Net Asset Value, offering and redemption price per share ($)		16.75

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income ($):
Income:
Interest	2,370,628
Dividends;
Affiliated issuers	338
Total Income	2,370,966
Expenses:
Management fee—Note 3(a)	219,709
Shareholder servicing costs—Note 3(b)	132,345
Professional fees	94,715
Registration fees	32,025
Prospectus and shareholders’ reports	13,501
Custodian fees—Note 3(b)	8,922
Trustees’ fees and expenses—Note 3(c)	3,572
Loan commitment fees—Note 2	729
Miscellaneous	18,451
Total Expenses	523,969
Less—reduction in expenses due to undertaking—Note 3(a)	(48,131)
Less—reduction in fees due to earnings credits—Note 3(b)	(128)
Net Expenses	475,710
Investment Income—Net	1,895,256
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,889,991)
Net realized gain (loss) on options transactions	(25,671)
Net realized gain (loss) on financial futures	6,125
Net Realized Gain (Loss)	(2,909,537)
Net unrealized appreciation (depreciation) on investments	(10,632,167)
Net unrealized appreciation (depreciation) on options transactions	9,715
Net Unrealized Appreciation (Depreciation)	(10,622,452)
Net Realized and Unrealized Gain (Loss) on Investments	(13,531,989)
Net (Decrease) in Net Assets Resulting from Operations	(11,636,733)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	1,895,256	2,066,039
Net realized gain (loss) on investments	(2,909,537)	2,362,649
Net unrealized appreciation
(depreciation) on investments	(10,622,452)	(2,722,076)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,636,733)	1,706,612
Dividends to Shareholders from ($):
Investment income—net	(2,227,402)	(2,520,049)
Net realized gain on investments	(787,528)	(1,109,800)
Total Dividends	(3,014,930)	(3,629,849)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	35,371,415	69,112,271
Dividends reinvested	2,470,011	2,907,943
Cost of shares redeemed	(61,042,411)	(62,188,855)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(23,200,985)	9,831,359
Total Increase (Decrease) in Net Assets	(37,852,648)	7,908,122
Net Assets ($):
Beginning of Period	90,862,135	82,954,013
End of Period	53,009,487	90,862,135
Undistributed investment income—net	125,170	114,217
Capital Share Transactions (Shares):
Shares sold	1,837,434	3,333,890
Shares issued for dividends reinvested	133,223	143,278
Shares redeemed	(3,328,652)	(3,041,513)
Net Increase (Decrease) in Shares Outstanding	(1,357,995)	435,655

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	20.09	20.30	16.76	16.13	19.34
Investment Operations:
Investment income—net[a]	.48	.46	.55	.57	.59
Net realized and unrealized
gain (loss) on investments	(3.07)	.15	4.23	.86	(3.10)
Total from Investment Operations	(2.59)	.61	4.78	1.43	(2.51)
Distributions:
Dividends from investment income—net	(.56)	(.57)	(.65)	(.69)	(.70)
Dividends from net realized
gain on investments	(.19)	(.25)	(.59)	(.11)	—
Total Distributions	(.75)	(.82)	(1.24)	(.80)	(.70)
Net asset value, end of period	16.75	20.09	20.30	16.76	16.13
Total Return (%)	(13.18)	3.06	29.32	8.85	(13.11)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.89	1.06	1.02	.97
Ratio of net expenses
to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	2.59	2.29	3.06	3.35	3.44
Portfolio Turnover Rate	75.81	90.29	90.58	79.45	109.93
Net Assets, end of period ($ x 1,000)	53,009	90,862	82,954	66,416	68,295

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	212,122	—	—	212,122
U.S. Government
Agencies/
Mortgage-Backed	—	4,052,095	—	4,052,095
U.S. Treasury	—	48,431,551	—	48,431,551

At December 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales ($)	12/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	296,501	34,254,345	34,338,724	212,122.4

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $125,170, accumulated capital losses $2,851,108 and unrealized depreciation $3,808,701.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. The fund has $2,666,286 of post-enactment short-term capital losses and $184,822 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $2,921,180 and $2,894,285, and long-term capital gains $93,750 and $735,564, respectively.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, the fund increased accumulated undistributed investment income-net by $343,099 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2013, the fund did not borrow under the Facilities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2013 through December 31, 2013 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $48,131 during the period ended December 31, 2013.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2013, the fund was charged $56,603 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $29,697 for transfer agency services and $1,149 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $127.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2013, the fund was charged $8,922 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended December 31, 2013, the fund was charged $620 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $13,677, Shareholder Services Plan fees $4,467, custodian fees $4,140, Chief Compliance Officer fees $2,299 and transfer agency fees $4,681, which are offset against an expense reimbursement currently in effect in the amount of $9,050.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended December 31, 2013, amounted to $55,312,752 and $78,507,155, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At December 31, 2013, there were no financial futures outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.At December 31, 2013, there were no options written outstanding.

The following summarizes the fund’s call/put options written during the period ended December 31, 2013:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	(Loss) ($)
Contracts outstanding
December 31, 2012	—	—
Contracts written	9,270,000	141,768
Contracts terminated:
Contracts closed	9,270,000	141,768	148,517	(6,749)
Contracts Outstanding
December 31, 2013	—	—

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2013:

Average Market Value ($)
Interest rate financial futures	386,434
Interest rate options contracts	165,466

At December 31, 2013, the cost of investments for federal income tax purposes was $56,504,469; accordingly, accumulated net unrealized depreciation on investments was $3,808,701, consisting of $996,428 gross unrealized appreciation and $4,805,129 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus U.S. Treasury Long Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury LongTerm Fund, including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury LongTerm Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2014

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended December 31, 2013 as qualifying interest related dividends. For state individual income tax purposes, the fund hereby reports 96.22% of the ordinary income dividends paid during its fiscal year ended December 31, 2013 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia. Also, the fund hereby reports $.1635 per share as a short-term capital gain distribution and $.0221 per share as a long-term capital gain distribution paid on March 28, 2013.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,074 in 2012 and $37,935 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2012 and $7,209 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,334 in 2012 and $3,841 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,691 in 2012 and $164 in 2013. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $200,000 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,204,697 in 2012 and $50,384,343 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 21, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	February 21, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010